Supplement Dated May 1, 2010

To Prospectus Dated May 1, 2007 for

Protective Advantage

Issued By

Protective Life Insurance Company

Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity product Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

In order to offer a more diverse selection of Sub-Accounts available under the Protective Variable Annuity Separate Account, Protective Life Insurance Company (“Protective”) is adding new Sub-Accounts in which you may invest, effective May 1, 2010.

Accordingly, the Prospectus is revised as follows:

New Sub-Accounts

Effective May 1, 2010, the following Sub-Accounts are available for the allocation of Purchase Payments and/or transfer of Contract Value:

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund, Class 2. This Fund seeks long-term total return.  The Fund normally invests at least 80% of its net assets in investments of small capitalization companies. *

Goldman Sachs Variable Insurance Trust

Growth Opportunities Fund, Service Class. This Fund seeks long-term growth of capital.*

In addition, the Sub-Account investing in the Institutional Class of the MidCap Value Fund is once again available to all Contract owners for the allocation of Purchase Payments and/or transfer of Contract Value.

Legg Mason Partners Variable Equity Trust

ClearBridge Mid Cap Core Fund, Class II. This Fund seeks long-term growth of capital.*

ClearBridge Small Cap Growth Fund, Class II. This Fund seeks long-term growth of capital.*

The Legg Mason Partners Funds are advised by Legg Mason Partners Fund Advisor, LLC, and sub-advised by ClearBridge Advisors, LLC.

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio. This Fund seeks long-term growth of capital and income without excessive fluctuations in market value.

MFS®Variable Insurance TrustSM

Research Bond Series, Service Class. This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.*

Value Series, Service Class. This Fund seeks capital appreciation.*

PIMCO Variable Insurance Trust

Long-Term US Government Fund, Advisor Class. This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio focuses on long-term fixed income securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises.*

Low Duration Fund, Class, Advisor Class. This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio focuses on Short Maturity Fixed Income Instruments rated B to Aaa.*

Real Return Fund, Advisor Class. This Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The portfolio focuses on Inflation-Indexed Fixed Income Securities rated B to Aaa.*

Short-Term Fund,Advisor Class. This Fund seeks maximum current income, consistent with preservation of capital and daily liquidity. The portfolio focuses on money market instruments and short maturity fixed income instruments.*

Total Return Fund,Advisor Class. This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio focuses on Intermediate Maturity Fixed Income Instruments rated B to Aaa.*

The PIMCO VIT Funds are advised by Pacific Investment Management Company, LLC, and sub-advised by Research Affiliates, LLC.

Royce Capital Fund

Micro-Cap Fund, Service Class. This Fund seeks long-term growth of capital. Invests primarily in equity securities of micro-cap companies with market capitalizations of up to $500 million.*

Small-Cap Fund, Service Class. This Fund seeks long-term growth of capital. Invests primarily in equity securities of small-cap companies, those with market capitalizations between $500 million to $2.5 billion.*

The Royce Capital Funds are advised by Royce & Associates, LLC.

Van Kampen Life Investment Trust(1)

Global Tactical Asset Allocation Fund, Class II. This Fund seeks capital appreciation over time.*

The Universal Institutional Funds, Inc.(1)

US Mid Cap Value Fund, Class II. This Fund seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.*

* This Sub-Account invests in a class of Fund shares that pays distribution or service fees under Rule 12b-1 of the Investment Company Act of 1940. For more information, please see “Other Information about the Funds” and “Distribution of the Contracts” in your Prospectus, and the prospectuses for the Funds.

(1) It is anticipated that on June 1, 2010, the portfolios of The Universal Institutional Funds, Inc. and the Van Kampen Life Investment Trust listed above will be merged into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).  This transaction is subject to shareholder approval.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information. You may obtain a prospectus for any of the Funds by contacting Protective or by asking your investment advisor. You should read the Funds’ prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

Changes in Fund Expense Range

The following shows the minimum and maximum total operating expenses deducted from the total net assets of all of the Funds offered under your Contract (before waiver or reimbursement), including the new Funds listed above, during the fiscal year ended December 31, 2009.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses	0.35	% -	2.14	%*
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

* The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund’s expenses.

More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund. The Fund expenses used to prepare the table were provided to us by the Funds. We have not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2009.  Current or future expenses may be higher or lower than those shown.

Example of Charges

The following Example of Charges reflects the above Range of Expenses For the Funds.

If your Contract was purchased on or after January 5, 2004, the following example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, Variable Account charges (assuming the Optional Benefit Package is selected), and both maximum and minimum total Annual Fund Operating Expenses. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.

If you surrender, annuitize(1) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Total Fund Expenses	873	1,532	2,209	3,988
Minimum Total Fund Expenses	709	1,040	1,389	2,351

If your Contract was purchased before January 5, 2004, the following example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, Variable Account charges (assuming the Optional Benefit Package and the Earnings Enhancement Death Benefit were selected), and both maximum and minimum total annual Fund operating expenses. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.

If you surrender, annuitize(1) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Total Fund Expenses	882	1,560	2,255	4,074
Minimum Total Fund Expenses	719	1,070	1,439	2,455

(1)              Generally, you cannot annuitize your Contract before its 5th anniversary. In limited circumstances we may allow you to annuitize your Contract after its 2nd anniversary. (See “Annuitization.”) Different fees and expenses not reflected in the example may be assessed after you annuitize under a variable income payment option. (See “Charges and Deductions, Mortality and Expense Risk Charge.”)

Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example.

Changes in Certain Payments We Receive with Regard to the Funds

The chart below shows the maximum 12b-1 fees we and our affiliate, Investment Distributors, Inc. (“IDI”), the principal underwriter for the Contracts, anticipate we will receive, on an annual basis, from the new Funds available in your Contract effective May 1, 2010:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 Fee

Paid to us:
PIMCO Variable Insurance Trust	0.25%
Paid to IDI:
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%